SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 31, 1999

                                         USA SERVICE SYSTEMS, INC.
                   (Exact name of registrant as specified in its charter)


          Colorado                      0-22095                  84-1039267
(State or other jurisdiction          (Commission             (I.R.S. Employer
 of incorporation or organization)    File Number)           Identification No.)

        1750 University Drive, Suite 117
             Coral Springs, Florida                             33071
     (Address of principal executive offices)                 (Zip Code)

                                 (954) 796-8060
              (Registrant's telephone number, including area code)

                                10770 Wiles Road
                    Coral Springs, Florida 33076 Former name,
                     former address and former fiscal year,
                          if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

      Effective August 31, 1999 USA Service Systems, Inc. (the "Company) acquired all of the issued and outstanding shares of East Coast Beverage Corp. ("ECBC") in exchange for 41,300,758 shares of the Company's common stock. Immediately prior to this transaction, certain officers and directors of the Company surrendered 2,734,202 shares of the Company's common stock. Following this transaction the Company had 44,354,056 issued and outstanding shares of common stock. The former shareholders of ECBC now own approximately 93% of the Company's common stock. In connection with this transaction the management of the Company resigned and was replaced by the management of ECBC.

      The business of the Company, which is conducted through ECBC, now involves the development, production and distribution of Coffee House USA(TM), a proprietary line of all natural, ready to drink ("RTD") bottled coffee drinks.

      This report amends the 8-K report filed on September 14, 1999 by the addition of the financial statements described in Item 7.

Item 7(a) and 7(b).     Financial Statements and Pro Forma Financial Statements.

    The following financial statements are included with this report:

1. Audited financial statements of East Coast Beverage Corp. as of December 31, 1998

2.   Pro forma financial statements.


Item 7(c). Exhibits.

           None

                            EAST COAST BEVERAGE CORP.
                              FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

C O N T E N T S
                                                                  Page

INDEPENDENT AUDITORS' REPORT                                       1

FINANCIAL STATEMENTS

      Balance Sheet                                                2

      Statement of Operations                                      3

      Statement of Changes in Deficiency in Assets                 4

      Statement of Cash Flows                                      5

      Notes to Financial Statements                               6 - 12

INDEPENDENT AUDITORS' REPORT


Board of Directors
East Coast Beverage Corp.
Coral Springs, Florida


We have audited the accompanying balance sheet of East Coast Beverage Corp. as of December 31, 1998, and the related statements of operations, changes in deficiency in assets, and cash flows for the period from inception (March 25, 1998) to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of East Coast Beverage Corp. as of December 31, 1998, and the results of its operations and its cash flows for the period from inception (March 25, 1998) to December 31, 1998 in conformity with generally accepted accounting principles.



                                          Kaufman Rossin & Co.


Miami, Florida
October 22, 1999

EAST COAST BEVERAGE CORP.
BALANCE SHEET
DECEMBER 31, 1998



ASSETS

CURRENT ASSETS

      Cash and equivalents                                 $   2,485

Accounts receivable (Note 2)                                 337,138

Note receivable                                               10,000

Inventories (Note 3)                                       1,211,086
      Total current assets                                 1,560,709


PROPERTY AND EQUIPMENT, net of accumulated
      depreciation of $1,001 (Note 4)                         23,618

PREPAID ASSETS (NOTE 5)                                      141,882

OTHER ASSETS (NOTE 6)                                         25,713
--------------------------------------------------------------------
      TOTAL ASSETS                                        $1,751,922

LIABILITIES AND DEFICIENCY IN ASSETS

CURRENT LIABILITIES

      Bank overdraft                                     $    55,913
      Accounts payable and accrued expenses                1,202,950
      Due to stockholder (Note 7)                          1,230,876
      Total current liabilities                            2,489,739


DEFICIENCY IN ASSETS                                     (   737,817)
---------------------------------------------------------------------

      TOTAL LIABILITIES AND DEFICIENCY IN ASSETS        $  1,751,922



                             See accompanying notes.

EAST COAST BEVERAGE CORP.
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM INCEPTION (MARCH 25, 1998) TO DECEMBER 31, 1998


SALES                                                     $  478,066

COST OF GOODS SOLD                                           344,493

GROSS PROFIT                                                 133,573

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                 874,025

LOSS FROM OPERATIONS                                     (   740,452)


OTHER INCOME                                                   2,135

NET LOSS                                                  ($ 738,317)
---------------------------------------------------------------------




                             See accompanying notes.

EAST COAST BEVERAGE CORP.
STATEMENT OF CHANGES IN DEFICIENCY IN ASSETS
FOR THE PERIOD FROM INCEPTION (MARCH 25, 1998) TO DECEMBER 31, 1998


                                  Common Stock,
                                $1.00 par value;
                             1,000 shares authorized

                           Shares      Par Value     Deficit      Total


Issuance of common stock      500      $  500     $      -     $    500

Net loss                       --          --    ( 738,317)   ( 738,317)
------------------------------------------------------------------------


Balances as of December
  31, 1998                    500      $  500    ($738,317    ($737,817)
------------------------------------------------------------------------









                             See accompanying notes.

EAST COAST BEVERAGE CORP.
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM INCEPTION (MARCH 25, 1998) TO DECEMBER 31, 1998



CASH FLOWS FROM OPERATING ACTIVITIES:

     Net loss                                              ($ 738,317)
----------------------------------------------------------------------
     Adjustments to reconcile net loss to net cash
        used in operating activities:
        Depreciation                                            1,001
        Changes in operating assets and liabilities:
           Accounts receivable                            (   337,138)
           Inventories                                    ( 1,211,086)
        Prepaid assets                                    (   141,882)
        Other assets                                      (    25,713)
        Bank overdraft                                         55,913
        Accounts payable and accrued expenses               1,202,950
        Total adjustments                                 (   455,955)
           Net cash used in operating activities           (1,194,272)

CASH FLOWS FROM INVESTING ACTIVITIES:

     Loan to employee                                     (    10,000)
     Purchases of property and equipment                  (    24,619)
----------------------------------------------------------------------
           Net cash used in investing activities          (    34,619)
----------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:

     Issuance of common stock                                     500
     Net borrowings from stockholder                        1,230,876
           Net cash provided by financing activities        1,231,376


NET INCREASE IN CASH AND EQUIVALENTS AND BALANCE
AT DECEMBER 31, 1998                                            2,485
---------------------------------------------------------------------

Supplemental Disclosures:

     Interest paid to stockholder                          $   18,416
---------------------------------------------------------------------




                             See accompanying notes.

EAST COAST BEVERAGE CORP.
NOTES TO FINANCIAL STATEMENTS


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Business Description and Activity

     The Company was incorporated in March 25, 1998, under the laws of the State of Florida for the purpose of developing, producing and distributing Coffee House USA(TM), a proprietary line of all natural, ready to drink, bottled coffee drinks.

      Cash and Equivalents

      During 1998 the Company maintained an account with a brokerage firm. Cash and equivalents are comprised of cash and highly liquid securities (consisting primarily of money-market investments) with an original maturity or redemption option of three months or less. Balances are insured up to $500,000 (with a limit of $100,000 for cash) by the Securities Investor Protection Corporation.

      Property and Equipment

      Property and equipment is recorded at cost. Expenditures for major betterments and additions are charged to the asset accounts while replacements, maintenance and repairs which do not improve or extend the lives of the respective assets are charged to expense currently.

      Depreciation

            Depreciation of property and equipment is determined utilizing straight-line and accelerated methods at various rates based generally on the estimated useful lives of the assets. The range of estimated useful lives is as follows:

      Office furniture and equipment                    5 to 7 years
      Machinery and equipment                           5 to 7 years

      Accounts Receivable

      In the opinion of management, substantially all of the accounts receivable are considered to be realizable at the amounts stated in the accompanying balance sheet, and no allowance for doubtful accounts is considered necessary.

      Inventories

      Inventories are stated at the lower of cost or market, using the first-in, first-out method in determining cost and replacement cost in determining market.

NOTE 1.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Income Taxes

      No provision for income taxes has been made in the accompanying financial statements as the Company has elected, with the stockholder's consent, to be taxed under S Corporation provisions of the Internal Revenue Code. Under these provisions, the taxable income of the Company is reflected by the stockholder on his personal income tax return.

      Revenue Recognition

      Revenue from product sales is recognized by the Company when title and risk of loss passes to the distributor, which generally occurs upon shipment from the manufacturing facility.

      Segment Reporting

      During 1998, the Company adopted Financial Accounting Standards Board ("FASB") statement No. 131, "Disclosure about Segments of an Enterprise and Related Information". The Company has considered its operations and has determined that it operates in a single operating segment for purposes of presenting financial information and evaluating performance. As such, the accompanying financial statements present information in a format that is consistent with the financial information used by management for internal use.

      Impact of the "Year 2000" Computer Issue

      Because computers frequently use only two digits to recognize years, on January 1, 2000, many computer systems, as well as equipment that uses embedded computer chips, may be unable to distinguish between the years 1900 and 2000. If not remediated, this problem could create system errors and failures resulting in the disruption of normal business operations. In the event the Company fails to identify or correct a material Year 2000 problem, there could be disruptions in normal business operations, which could have a material adverse effect on the Company's results of operations, liquidity or financial condition. Further, there may be some third parties, such as governmental agencies, utilities, telecommunication companies, vendors, suppliers and customers who may not be able to continue business with the Company due to their own Year 2000 problems. Also, risks associated with some foreign third parties may be greater since there is general concern that some entities operating outside the United States are not addressing Year 2000 issues on a timely basis. There can be no assurance that any efforts made will fully mitigate the effect of Year 2000 issues.


NOTE 2.   ACCOUNTS RECEIVABLE

      Accounts receivable at December 31, 1998 consisted of the following:

      Trade accounts receivable                               $306,202
      Accounts receivable from factor                           30,936
                                                              --------
                                                              $337,138

      During 1998, the Company entered into a factoring agreement, providing for assignment of pre-approved trade receivables on a non-recourse basis of up to $2,000,000 with advances based on 80% of eligible receivables. Pursuant to this agreement, the Company is charged fixed factoring fees of 2% of the gross receivables assigned and a variable discount computed on the actual days elapsed from the date of the initial payment until and including five days after payment is received by the factor, based on the base rate plus 2% per annum, with a minimum of 7% per annum. The agreement is collateralized by substantially all of the assets of the Company and personally guaranteed by the stockholder. Total finance changes amounted to approximately $13,000 during 1998.


NOTE 3.   INVENTORIES

      Inventories at December 31, 1998 consisted of the following:

      Finished goods                                        $1,023,122
      Raw materials                                            187,964
                                                            ----------
                                                            $1,211,086

NOTE 4.   PROPERTY AND EQUIPMENT

      Property and equipment at December 31, 1998 consisted of the following:

      Office furniture and equipment                          $  6,539
      Machinery and equipment                                   18,080
                                                              --------
                                                               $24,619

      Less: accumulated depreciation                        (    1,001)
      -----------------------------------------------------------------
                                                               $23,618
      -----------------------------------------------------------------

      Depreciation expense amounted to $1,001 in 1998.

NOTE 5    PREPAID ASSETS

      The Company entered into an agreement with a manufacturer, whereby a $150,000 mold fee was required in order to set up for the manufacture of bottles. The manufacturer will credit up to the full amount of the fee at a rate of $0.40 per gross on all ware manufactured for and accepted by the Company within a three year period. During 1998 the Company received a $8,118 credit related to this agreement.


NOTE 6.   OTHER ASSETS

      Other assets at December 31, 1998 consisted of the following:

      Promotional items                                        $14,487
      Trademark                                                    500
      Deposits                                                  10,726
                                                               -------
                                                               $25,713


NOTE 7.   DUE TO STOCKHOLDER

      At December 31, 1998, the Company had an unsecured loan payable to the sole stockholder in the amount of $1,230,876. The loan bears interest payable monthly at 10% per annum, and is due on demand. Interest expense in connection with this note amounted to $26,822 during 1998.

NOTE 8.   RISKS AND UNCERTAINTIES

      The Company is substantially dependent on two unrelated parties as manufacturers of their products. Management believes that the loss of these manufacturers would not significantly disrupt operations and that relationships with alternate manufacturers at similar costs could be established within a few weeks.


NOTE 9.   COMMITMENTS AND CONTINGENCIES

      Employment Agreements

      Prior to commencement of operations, the Company entered into employment agreements with certain key employees, which provide for, among other things, minimum annual salaries and issuance of common stock. In connection with these agreements, the Company agreed to issue in the aggregate, 140 shares of common stock, representing approximately 21% of total outstanding common stock of the Company. As these shares are the equivalent of founder shares and the value of the shares is nominal, no compensation was recorded by the Company. On January 1, 1999, these shares were deemed to be issued.

      Leases

      The Company leases its office facilities under a non-cancellable operating lease agreement expiring in 2000.

      Minimum  annual  rental   commitments  under  this  lease  for  the  years
      subsequent to December 31, 1998 are as follows:

      1999                                                     $14,284
      2000                                                      10,989
      ----------------------------------------------------------------
                                                               $25,273

      Total rent expense amounted to $11,199 in 1998.

      Commitments

      The Company has entered into purchase agreements with two unrelated entities to provide the Company with manufacturing of the products to be used in its normal operations.

      Under one of the purchase agreements, the Company is committed to minimum purchases of approximately $940,000, representing 400,000 cases of coffee product per year. Management expects production to surpass this minimum, however, there can be no assurance this minimum will be met.

      Contingencies

      An individual that formerly acted as counsel to the Company has notified the Company that he believes he is entitled to a five percent ownership interest in the Company in connection with services rendered. The Company disagrees with this individual's representation and intends, if any claim is made for such ownership interest to vigorously defend its position.


NOTE 10.  SUBSEQUENT EVENTS

      Stock Split

      On March 24, 1999, the Company approved and effectuated a 25,000 for 1 forward stock split of its common stock resulting in an increase in the number of shares of common stock effectively outstanding from 670 to 16,750,000.

      Consulting Agreements

         On January 25, 1999, the Company entered into an agreement (Consulting Agreement) with an entity (Consultant) to act as its agent and to perform consulting services with financial growth strategies. Under the terms of the Consulting Agreement, as amended on January 29, 1999 and April 4, 1999, the Company agreed to compensate the Consultant based upon various formulas, including the following:

         a) $20,000 paid on January 25, 1999;
         b) $2,500 per month for 12 months;
         c) 30 shares of the Company's common stock;
         d) Fees for debt moneys raised due to the efforts of Consultant shall be set at two percent (2%);
         e) Finder's fees  computed at a rate to be agreed by both  parties;
         f) Upon sale of the Company, additional equity in the Company of five percent(5%), a proportionate amount of the cash, cash and stock or cash and options received upon sale, plus a proportional pro-rata share of the net profits.

      Also under the Consultant Agreement, it is contemplated that the Company will seek a private placement in an amount up to $4,000,000 and in connection therewith will pay Consultant $100,000 for each one million dollars raised, or part
     thereof,   through  parties  introduced   directly  or  indirectly  by  the
     Consultant.

      Compensation in the form of the Company's common stock and cash compensation paid to the Consultant aggregated 700,000 shares (after giving effect to the March 24, 1999 forward stock split and a return of certain shares by the Consultant in anticipation of a recapitalization) and $322,535, respectively.

      On August 1, 1999 in connection with the restructuring of the note payable discussed below, the Company entered into a second consulting agreement (Second Consulting Agreement) with an individual (Individual Consultant) to provide services including product market studies, customer relations and public relations assistance for six months from the date of the agreement. Under the terms of this agreement, the Company agreed to compensate the Individual Consultant based upon various formulas, as follows:

      a) 25,000 shares of the Company's common stock issuable 10 days after the signing of this agreement.
      b) 20,833 shares of common Company stock payable per month for a two month period, commencing 30 days after the signing of this agreement.

      As of October 22, 1999 compensation in the form of the Company's common stock paid to the Individual Consultant aggregated 66,666 shares.

      Private Placement

      During March and April 1999, pursuant to a Private Placement Memorandum, the Company issued 1,000 shares of convertible preferred stock for $1,000 per share. On August 25, 1999 each share of preferred stock was converted into 751,879 shares of common stock. Costs associated with this offering amounted to approximately $87,500.

      Common Stock

      As of October 22, 1999, the Company had not issued certain stock certificates issuable in connection with employment agreements, consulting agreements, stock sales and founding stockholder shares due, however, as the Company is obligated to issue these shares for financial reporting purposes, all are deemed to be issued and outstanding.

      Note Payable

      Between May and August 1999, the Company borrowed funds aggregating $1,000,000 from the Individual Consultant, with interest at 12%. Principal and accrued interest is due at varying dates from September 1999 through April 2000. As consideration to restructure this note, and in connection with the Second Consulting Agreement discussed above, the Company agreed to issue the Individual Consultant 250,000 shares of the Company's common stock.

      Reverse Acquisition

      Effective August 31, 1999, the Company entered into an agreement to exchange common stock with USA Service Systems, Inc. (USA), a non-operating company. The Agreement provided for the exchange of 41,300,758 restricted shares of common stock of USA for all of the issued and outstanding shares of the Company. This merger was treated for accounting purposes as a capital transaction. As the Company is the accounting acquiror in this "reserve acquisition," the financial statements of USA are considered to be a continuation of the Company. Concurrent with this merger, USA changed its name to East Coast Beverage Corp.

Item 7. Financial Statements and Exhibits

F-1   Pro Forma Combined Financial Statements of the Registrant and ECBC

                            USA Service Systems, Inc.
                    Pro Forma Condensed Financial Statements
                                    Unaudited

The following pro forma condensed balance sheet as of June 30, 1999 and the condensed statement of operations for the six month period ended June30, 1999 give effect to USA Service Systems, Inc.'s ("USA") reverse acquisition with East Coast Beverage Corp. (ECBC or the "Company").

The pro forma financial information is based on the historical financial statements of USA and ECBC giving effect to the reverse acquisition and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

The pro forma balance sheet gives effect to the reverse acquisition as if it occurred on the balance sheet date. The pro forma statement of operations for the six months ended June 30, 1999 gives effect to the reverse acquisition as if it had occurred at the beginning of the period.

The pro forma financial statements have been prepared by the Company's management based upon the historical financial statements of USA for the six months ended May 31, 1999 and the historical financial statements of ECBC for the six months ended June 30, 1999. These pro forma financial statements may not be indicative of what would have occurred if the reverse acquisition had actually occurred on the indicated dates and they may not be indicative of future results of operations.

Unaudited Pro Forma Condensed Balance Sheet as of June 30, 1999


                            Historical           Adjustments         Pro Forma
                                                                      Combined
                          USA       ECBC        Debit     Credit

Cash and Equivalents     $ 1,243   $243,324    $    -   $ 1,243 (1)    $243,324
Accounts Receivable       29,239    873,967              29,239 (1)     873,967
Note Receivable                      20,500                              20,500
Inventories                       1,286,417                           1,286,417
Other Current Assets     208,500    251,685             208,500 (1)     251,685

  Total Current Assets   238,982  2,675,893             238,982      2,675,893

Property and
Equipment, net            15,875  1,015,612              15,875 (1)   1,015,612

Other Assets                        121,581                             121,581

          Total Assets  $254,857 $3,813,086              $254,857    $3,813,086

                            Historical            Adjustments         Pro Forma
                                                                       Combined
                          USA       ECBC       Debit      Credit

Accounts Payable and
Accrued Expenses         150,340  1,058,897   150,340(1)  200,000(1)   1,258,897

Notes payable                     1,055,000                            1,055,000
Due to Stockholder                1,308,822                            1,308,822
Other Current             74,528               74,528(1)                       -
Liabilities

Total Current            224,868  3,422,719   224,868      200,000    3,622,719
  Liabilities

Preferred Stock                   1,000,000 1,000,000(2)                      -
Common Stock               5,787        670     2,734(1)       30(2)
                                                  511      38,582(3)
                                                  159(2)                 41,665

                                                      (3)
Additional Paid in
Capital                  849,646            1,055,433(1)    2,734(1)
                                               38,423(3)  999,970(2)
                                                              511(2)    759,005

Accumulated deficit    (825,444)  (610,303)               825,444(1)   (610,303)

Total Stockholders'
Equity (Deficiency in
Assets)                   29,989   390,367   2,097,260  1,867,271       190,367

Total Liabilities and
Stockholders' Equity
(Deficiency in Assets)   254,857 2,322,128   1,321,602  2,067,271     3,813,086

Revenues                 108,306  4,292,351   108,306(4)              4,292,351

Cost of Sales             69,322  3,210,141                69,322(4)  3,210,141
Gross Profit              38,984  1,082,210   108,306      69,322     1,082,210

Selling, General and
Administrative           448,847    954,025                448,847(4)   954,025
Expenses
Net Income (Loss)       (409,863)   128,185   108,306      518,169      128,185


                   Footnotes to Pro Forma Financial Statements

Footnote (1) - Assets and liabilities not acquired

      USA was a shell company at the time of the reverse acquisition, and although ECBC agreed to assume $200,000 in liabilities of USA, ECBC did not acquire the assets or other liabilities of USA. Additional terms of the reverse merger provided for the return of shares of USA held by certain officers of USA prior to the transaction. In this regard, it is necessary to eliminate the assets and liabilities not subject to the reverse acquisition, to record $200,000 in assumed liabilities, and to record the return of certain share of USA common stock.

Footnote (2) - Conversion of Preferred Stock

      Directly attributable to the reverse merger transaction, all outstanding ECBC preferred stock was converted into common stock and certain ECBC shareholders elected to return a portion of their shares to ECBC. In connection therewith, an adjustment is necessary to reflect this conversion and return of shares as of June 30, 1999.

Footnote (3) - Share Exchange

      Common Stock is adjusted to reflect the common stock that would have been exchanged if the reverse merger transaction had occurred on June 30, 1999.

Footnote (4) - Operations not acquired

      USA was a shell company at the time of the reverse acquisition and ECBC did not acquire the operations of USA. In this regard, it is necessary to eliminate the operations not subject to the reverse acquisition.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      USA SERVICE SYSTEMS, INC.



                                      By /s/ John Calabrese
                                         John Calabrese, Chief Executive Officer

DATE: November 15, 1999